UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
November 6, 2006
Date of Report (date of earliest event reported)

CIPHERGEN BIOSYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
6611 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)
(510) 505-2100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Disclosure under Item 5.02(c) incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(c) On November 6, 2006, Ciphergen Biosystems, Inc. (the “Company”) announced the appointment of Debra A. Young, age 40, as the Company’s Vice President and Chief Financial Officer, effective as of November 2, 2006. Prior to joining the Company, Ms. Young served as the Chief Financial Officer of ViOptix, Inc., a private medical device company, from December 2004 until October 2006. Prior to this, Ms. Young served as Chief Financial Officer of Philips Electronics, Nuclear Medicine Division, from August 2002 through December 2004, as VP Controller of the Nuclear Medicine Division from December 2001 through August 2002 and as VP Corporate Controller of ADAC Laboratories, Inc from 2000 until it was acquired by Philips in 2001. Previously, Ms. Young held financial positions at Somnus Medical Technologies, Inc., Silicon Valley Group, Inc. and Applied Materials, Inc. Ms. Young also served six years at Ernst & Young LLP, principally as an audit manager. Ms. Young is a graduate of Manukau Technical Institute, New Zealand with an NDA major in accounting, a New Zealand Chartered Accountant, member of Financial Executives International (FEI) and the Association of Bioscience Financial Officers (ABFO)
     Ms. Young’s annual salary at the Company will be $220,000. Additionally Ms.Young’s target annual bonus amount will be $55,000, with the actual amount determined by the Compensation Committee of the Company Board of Directors (the “Committee”), and based on the achievement of corporate and personal objectives. The Committee retains the discretion to modify the bonuses that are paid based on actual performance. The Company will recommend that the Committee grant Ms. Young an incentive stock option to purchase 125,000 shares of the Company’s common stock. Ms. Young will also receive continuation of her annual base salary, and payment of group term healthcare premiums, for six months in the event she is terminated without cause or resigns for good reason. In the event of her termination without cause or resignation for good reason within 12 months of a change of control transaction, she will also receive accelerated vesting of all of her then unvested shares subject to outstanding options.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Ciphergen Biosystems, Inc. on November 6, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIPHERGEN BIOSYSTEMS, INC. (Registrant)
Date: November 6, 2006	By:	/s/ GAIL S. PAGE
Gail S. Page
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Ciphergen Biosystems, Inc. on November 6, 2006